UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2025

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. E. 2nd Avenue, Suite 2000, Miami, FL 33131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 7, 2025, Ontrak, Inc. (the “Company”), received a letter from The Nasdaq Stock Market, LLC (“Nasdaq”) stating that the Company no longer meets the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because the closing bid price for the Company’s common stock was less than $1.00 from June 25 through August 6, 2025.

As previously reported, the Company is subject to a Nasdaq Discretionary Panel Monitor for a one-year period from October 7, 2024. As such, the Company is not eligible for a grace period within which to regain compliance with the Minimum Bid Price Rule. Accordingly, the Nasdaq Staff (the “Staff”) determined to delist the Company’s securities from The Nasdaq Capital Market, and unless the Company requests an appeal of this determination by August 14, 2025, trading of the Company’s common stock will be suspended at the opening of business on August 18, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

In addition, the August 7 letter also stated that the Staff determined that the Company is a “public shell,” and that the continued listing of its securities is no longer warranted pursuant to Nasdaq Listing Rule 5101. As previously reported, in a Current Form 8-K filed with the SEC on July 31, 2025, among other things, the Company reported that its board of directors determined to cease the Company’s operations and to terminate the employment of all its employees effective July 31, 2025.

The Company does not plan to request an appeal of the delisting determination and expects that trading of the Company's common stock on Nasdaq will be suspended at the opening of business on August 18, 2025. Following such suspension of trading, the Company’s common stock may be quoted on the OTC Markets Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: August 13, 2025	By:	/s/ James J. Park
James J. Park
Chief Financial Officer